Exhibit 99.3

                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       MARK D. TAYLOR, BANKRUPTCY TRUSTEE,

                               IN HIS CAPACITY AS

            REPRESENTATIVE OF THE JOHN J. LAWBAUGH BANKRUPTCY ESTATE

                                       AND

                           GENEVA CAPITAL PARTNERS LLC

                                   DATED AS OF

                                DECEMBER 2, 2003

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS .....................................................    2

ARTICLE II SALE AND PURCHASE OF THE STOCK .................................    4

   Section 2.1   Sale and Purchase ........................................    4
   Section 2.2   Purchase Price ...........................................    4
   Section 2.3   Application of Purchase Price.............................    4

ARTICLE III CLOSING .......................................................    4

   Section 3.1   Closing ..................................................    4

ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER .............    4

   Section 4.1   Authority and authorization ..............................    4
   Section 4.2   No Conflicts; No Consents or Approvals ...................    5
   Section 4.3   Investment Company Act Reserves ..........................    5

ARTICLE V REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER ..............    5

   Section 5.1   Authority of Trustee; Enforceability .....................    5
   Section 5.2   Bankruptcy Court Approval ................................    5

ARTICLE VI ASSIGNMENT OF CLAIMS ...........................................    6

   Section 6.1   Assignment of Claims by Trustee ..........................    6
   Section 6.2   Defense of any Actions ...................................    6

ARTICLE VII CLOSING CONDITIONS ............................................    6

   Section 7.1   Conditions to Obligations of the Trustee .................    6
   Section 7.2   Conditions to Obligations of Buyer .......................    7

ARTCLE VIII [RESERVED] ....................................................    8

ARTICLE IX [RESERVED] .....................................................    8

ARTICLE X ADDITIONAL AGREEMENTS ...........................................    8

   Section 10.1  Further Assurances .......................................    8

ARTICLE XI TERMINATION ....................................................    8

   Section 11.1  Termination ..............................................    8
   Section 11.2  Effect of Termination ....................................    8

ARTICLE XII MISCELLANEOUS .................................................    9

   Section 12.1  Amendment and Waiver .....................................    9


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   Section 12.2  Notices ..................................................   .9
   Section 12.3  Entire Agreement .........................................   10
   Section 12.4  Severability .............................................   10
   Section 12.5  Assignment; No Third Party Benefit .......................   10
   Section 12.6  Headings .................................................   10
   Section 12.7  Choice of Law ............................................   11
   Section 12.8  Expenses .................................................   11
   Section 12.9  Counterparts .............................................   11
   Section 12.10 Gender, Number, "including" ..............................   11


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

                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (together with the Exhibit attached hereto, this "Agreement"), dated as of December 2, 2003, is entered into by and between Mark D. Taylor, bankruptcy trustee, in his capacity as representative of the John J. Lawbaugh ("Lawbaugh") bankruptcy estate, ("Estate"), appointed the Chapter 11 trustee of the Estate on September 17, 2003 (the "Trustee") and Geneva Capital Partners LLC, a Delaware limited liability company (the "Buyer").

RECITALS

            WHEREAS, Lawbaugh has placed his 7,500,000 shares of common stock (the "Stock") of 1st Atlantic Guaranty Corporation, a Maryland corporation (the "Company"),in escrow pursuant to that certain Escrow Agreement (the "Escrow Agreement"), dated November 14, 2002, by and among the Company, Lawbaugh and Baker Botts, L.L.P.

            WHEREAS, the Parties (as defined in the Term Sheet contained in the Settlement Agreement attached as Exhibit A to this Agreement), include the Trustee and the Buyer, as well as the Company and certain other Parties who desire to settle the Cases as defined in the Term Sheet, and to provide for certain payments, all as set forth in the Term Sheet, and each of the Parties to the Term Sheet confirmed, as of November 7, 2003, its, his or her agreement with the provisions of the Term Sheet;

            WHEREAS, the purchase of the Stock by the Buyer, upon the terms and subject to the conditions contained in this Agreement, are consistent with, and implement provisions of, the Term Sheet;

            WHEREAS, the Escrow Agreement provides, among other things, that any transaction contemplating the sale of the Stock, the "Shares" in the Escrow Agreement, shall be on terms acceptable to the Company's Board of Directors consistent with its duties under the Investment Company Act and the best interests of the holders of face-amount certificates issued by the Company and its indirect subsidiary, SBM Certificate Company, a Maryland corporation ("SBM").

            WHEREAS, the Board of Directors of the Company have determined that the terms of sale of the Stock set forth in this Agreement are acceptable to the Board, and the Buyer wishes to purchase and accept all of the Stock in accordance with the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties herein contained, the Parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Unless the context otherwise requires, the terms defined in this Article I shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

      "Action" shall mean any action, suit, inquiry, proceeding by or before any Governmental Authority.

      "Affiliate" shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. The term "control" as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, 50% or more of the voting rights attributable to the shares of the controlled corporation, or with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person.

      "Agreement" shall have the meaning assigned to it in the first sentence hereof.

      "Business" shall mean the face-amount certificate business in which the Company is engaged.

      "Business Day" shall mean any day other than Saturday, Sunday or a United States federal or New York state banking holiday.

      "Buyer" shall have the meaning assigned to it in the preamble of this Agreement.

      "Closing" shall have the meaning assigned to it in Section 3.1.

      "Closing Date" shall mean the date on which the Closing occurs.

      "Company" shall have the meaning assigned to it in the preamble to this Agreement.

      "Costs" shall have the meaning assigned to it in Section 8.1.

      "Escrow Agent" shall have the meaning assigned to such term in the Escrow Agreement.

      "Escrow Agreement" shall have the meaning assigned to it the first
Recital.

      "Estate" shall have the meaning assigned to it in the preamble to this Agreement.

      "Governmental Authority" shall mean the United States of America, any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including courts, departments, commissions, boards, bureaus, agencies or other instrumentalities.

      "Indemnitee" shall have the meaning assigned to it in Section 8.3(a).


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      "Indemnitor" shall have the meaning assigned to it in Section 8.3(a).

      "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

      "Law" shall mean any federal, state, or local law, statute, ordinance, decree, requirement, directive, order, judgment, rule or regulation.

      "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other Law.

      "Manager" shall mean the manager of Buyer.

      "Material Adverse Effect" shall mean any change or effect that, in the aggregate, has had a material adverse effect on the financial condition, assets or liabilities (taken together) or Business of the Company, taken as a whole. A "Material Adverse Effect" shall not be deemed to have occurred if any change in the financial condition, assets or liabilities or business of the Company is the result of (i) the failure of the Company to meet projected results of operations (unless such failure is otherwise caused by a Material Adverse Effect), (ii) changes in market or economic conditions that affect the world, national or any regional economy generally, (iii) changes in the rate of inflation, (iv) changes in valuation levels in the United States or world equity or capital markets, or
(v) changes in world, national or regional market prices for oil, gas or electricity or transportation or ancillary services related thereto.

      "Outstanding Liabilities" shall mean the $2,532,981 owed by Lawbaugh to the Company and its Affiliates.

      "Party" or "Parties" shall mean either the Trustee or Buyer, individually or collectively, as the context shall indicate.

      "Permit" shall mean any permit, license, order, approval or other authorization issued under any Law.

      "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

      "Purchase Price" shall have the meaning assigned to it in Section 2.2(a).

      "Stock" shall have the meaning assigned to it in the first Recital.

      "Term Sheet" shall mean the Term Sheet referred to in the second Recital, and terms defined in the Term Sheet which are used in this Agreement and not herein defined shall have the meaning assigned to them in the Term Sheet as the context shall indicate.


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

      "Trustee" shall have the meaning assigned to it in the preamble to this agreement.

                                   ARTICLE II
                         SALE AND PURCHASE OF THE STOCK

            Section 2.1 Sale and Purchase. At the Closing, upon the terms and subject to the conditions herein contained, and in reliance on the representations and warranties of the Trustee and the Buyer contained herein, the Buyer agrees to purchase and accept the Stock and the Trustee agrees to sale and convey the Stock to the Buyer.

            Section 2.2 Purchase Price

            (a) The purchase price for the Stock, shall be $2,532,981 (the "Purchase Price").

            (b) At the Closing, the Buyer shall pay the Purchase Price by wire transfer to the Company.

            Section 2.3 Application of Purchase Price. The proceeds from the Purchase Price will be utilized to repay the Outstanding Liabilities of Lawbaugh owed to the Company or any Affiliate as of the Closing Date.

                                   ARTICLE III
                                     CLOSING

            Section 3.1 Closing. The closing of the sale to and purchase by the Buyer of the Stock (the "Closing") shall take place at the offices of Baker Botts L.L.P., The Warner, 1299 Pennsylvania Ave., N.W., Washington, D.C. 20004-2400, at 10 o'clock a.m., Washington D.C. time (or at what other place and time that the Parties may agree), on a date to be selected by the Trustee and Buyer, which shall be no later than the fifth (5th) Business Day after the day on which the last of the conditions set forth in Article VII (other than such conditions which, by their terms, are not capable of being satisfied until the Closing Date) is satisfied, or, where permissible, waived.

                                   ARTICLE IV
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

      Buyer hereby covenants with, and represents and warrants to the Trustee as follows:

            Section 4.1 Authorities and Authorization. The execution, delivery and performance of this Agreement by Buyer has been duly authorized by all necessary corporate action. This Agreement, when duly executed and delivered by the Buyer, will constitute valid, binding and enforceable obligations of Buyer, enforceable in accordance with their terms, except to the extent the enforceability thereof may be limited by bankruptcy, insolvency, reorganization


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

or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

            Section 4.2 No Conflicts; No Consents or Approvals. Other than the Bankruptcy Court's approval of the global settlement described in the Term Sheet which provides for the sale of the Stock, no authorization, consent, approval, order of or filing with or notice to any individual, entity, court or Governmental Authority is necessary for the execution and delivery of this Agreement by the Buyer or for the consummation by the Buyer of the transactions contemplated by this Agreement.

            Section 4.3 Investment Company Act Reserves. Promptly after acquiring the Stock, Buyer shall pay into the Company such additional capital contributions as are necessary or appropriate to assure compliance by the Company with the face-amount certificate reserve requirements of the Investment Company Act. The amount of such additional capital contributions as of the date of this Agreement is approximately $3,200,000.

                                    ARTICLE V
                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                                   THE TRUSTEE

            The Trustee hereby covenants with, and represents and warrants to Buyer as follows:

            Section 5.1 Authority of Trustee; Enforceability. The Trustee is an eligible and qualified bankruptcy trustee, whose appointment to serve as bankruptcy trustee for the Estate was approved by the United States Bankruptcy Court for the District of Maryland ("Bankruptcy Court") on September 22, 2003. This Agreement, when duly executed and delivered by the Trustee, will constitute valid, binding and enforceable obligations of Trustee, enforceable in accordance with their terms, except to the extent the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

            Section 5.2 Bankruptcy Court Approval. Subject to and after the Bankruptcy Court's approval of the global settlement described in the Term Sheet which provides for the sale of the Stock, and the transfer of the Stock to Buyer, Buyer shall own the Stock free and clear of any Lien, encumbrances, claims or interest. The Trustee has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.


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            Section 5.3 Bankruptcy Court Order. Promptly following the Closing, the Trustee shall file a motion with the Bankruptcy Court, or such other appropriate Governmental Authority, requesting such court's (or Governmental Authority's) approval to assign all of the Trustee's Claims (as defined herein) to Buyer.

                                   ARTICLE VI
                              ASSIGNMENT OF CLAIMS

            Section 6.1 Assignments of Claims by Trustee. Subject to receiving the appropriate judicial order as described in Section 5.3 herein and the statutory duties of Trustee, if applicable, the Trustee shall assign (i) all claims of the Estate under Section 5 of the Bankruptcy Code ("Claims") to Buyer, and (ii) the rights and obligations of the Trustee and the Estate to pursue, defend and settle any Action filed against Trustee in connection with the transaction consummated by this Agreement to Buyer and agrees that Buyer has the right to defend and settle such Action in its sole discretion. Buyer hereby accepts the assignment of (i) the Claims, and (ii) all rights and obligations of the Trustee to defend and settle any Action filed against Trustee in connection with the transactions consummated by this Agreement. In the event Buyer receives any award, settlement or judgment in connection with Buyer's right to pursue, defend and settle any Action or Claim pursuant to this Section 6.1 in excess of all fees, expenses or other amounts incurred by Buyer or its Affiliates in connection therewith, Trustee shall be entitled to reimbursement up to the amount of such excess from Buyer of its reasonable, court approved, documented unpaid fees accrued as of the date hereof.

            Section 6.2 Defenses of any Actions. Subject to the statutory duties of Trustee, if applicable, in the event that any Action is filed against the Parties in connection with the transactions consummated by this Agreement, Buyer shall, at its own expense and through counsel chosen by Buyer, defend or settle, in its discretion, any such Action on behalf of the Parties.

                                   ARTICLE VI
                               CLOSING CONDITIONS

            Section 7.1 Conditions to Obligations of the Trustee. The obligations of the Trustee to proceed with the Closing are subject to the satisfaction, at or prior to Closing, of all of the following conditions, any one or more of which may be waived in writing in whole or in part by the Trustee (which waiver shall be deemed to constitute a waiver of any liability Buyer may have under this Agreement with respect to the event or condition causing such condition not to be satisfied at Closing):

            (a) Compliance. Buyer shall have complied in all material respects with its covenants and agreements contained herein, and Buyer's representations and warranties contained herein, or in any certificate or similar instrument required to be delivered by or on behalf of it pursuant hereto, shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made at such time; provided, however, that if a representation or warranty is expressly made only as of a specific date, it need only be true and correct as of such date;


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

            (b) Officers' Certificate. The Trustee shall have received a certificate dated as of the Closing Date and signed by the Manager certifying
(i) that the conditions specified in Section 7.1(a) have been fulfilled and (ii) the accuracy and completeness of the copies of, as well as the current effectiveness of, the resolutions to be attached thereto of the Manager authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein;

            (c) No Orders. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or Governmental Authority, and no Law shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby;

            (d) Approvals. The Trustee, Company and Buyer shall have received all material Permits, consents and approvals necessary for the consummation of the transactions set forth herein; and

            (e) Payment of Purchase Price. Buyer shall pay the Purchase Price by wire transfer to the Company.

            Section 7.2 Conditions to Obligations of Buyer. The obligations of Buyer to proceed with the Closing are subject to the satisfaction, at or prior to Closing, of all of the following conditions, any one or more of which may be waived in writing in whole or in part by Buyer (which waiver shall be deemed to constitute a waiver of any liability of the Trustee or the Company may have under this Agreement with respect to the event or condition causing such condition not be to satisfied at Closing):

            (a) Compliance. The Trustee shall have complied in all material respects with its covenants and agreements contained herein, and the Trustee's representations and warranties contained herein or as provided in any exhibit to this Agreement, or in any certificate or similar instrument required to be delivered by or on behalf of the Trustee pursuant hereto, shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though made at such time; provided, however, that if a representation or warranty is expressly made only as of a specific date, it need only be true and correct as of such date;

            (b) Trustee's Certificate. Buyer shall have received a certificate dated as of the Closing Date signed by the Trustee to the effect that the conditions specified in Section 7.2(a) have been fulfilled;

            (c) No Orders. No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction or Governmental Authority, and no Law shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby;

            (d) Delivery of the Stock. Buyer shall have received from the Escrow Agent stock certificates representing the Stock, duly endorsed for transfer to Buyer or accompanied by stock powers duly executed in blank;


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

            (e) Approvals. The Trustee, Company and Buyer shall have received all material Permits, consents and approvals necessary for the consummation of the transactions set forth herein;

            (f) Absence of Material Adverse Effect. No Material Adverse Effect affecting the Company shall have occurred prior to or on the Closing Date except to the extent the Company has repaired or otherwise remedied such Material Adverse Effect; and

            (g) Judicial Order. An order shall have been issued by the United States Bankruptcy Court for the District of Maryland approving the global settlement described in the Term Sheet which provides for the sale of the Stock.

                                  ARTICLE VIII
                                   [RESERVED]

                                   ARTICLE IX
                                   [RESERVED]

                                    ARTICLE X
                              ADDITIONAL AGREEMENTS

            Section 10.1 Further Assurances. Each Party shall at any time, and from time to time, upon the reasonable request by the other Party and without further consideration, execute and deliver such instruments of transfer or other documents and take such further action as may be reasonably required in order to transfer to Buyer the Stock or to perfect any other undertaking or consummate or implement the transactions contemplated by this Agreement.

                                   ARTICLE XI
                                   TERMINATION

            Section 11.1 Termination. This Agreement may be terminated in the following instances:

            (a) upon written notice by the Buyer to the Trustee, if through no fault of Buyer, the Closing does not occur on or before December 15, 2003;

            (b) upon written notice by the Trustee, if the Buyer has not satisfied, or the Trustee has not waived, the conditions in Sections 7.1(a),
(b), (d), and (e) on or before December 15, 2003; or

            (c) any time by the mutual written agreement of Buyer and the Trustee.

            Section 11.2 Effect of Termination. The following provisions shall apply in the event of a termination of this Agreement:


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

            (a) If this Agreement is terminated by any Party for any reason except pursuant to an express right to do so set forth herein the other Party shall be entitled to all rights and remedies available to them at law or in equity as a result of such wrongful termination.

            (b) The Parties hereby agree that the provisions of this Section
11.2 and Sections 12.1, 12.2, 12.7 and 12.8 shall survive any termination of this Agreement pursuant to the provisions of this Article XI.

                                   ARTICLE XII
                                  MISCELLANEOUS

            Section 12.1 Amendment and Waiver. This Agreement may not be amended or modified except by a written instrument signed by the Trustee and Buyer. The waiver by any Party of such Party's rights under this Agreement in any particular instance or instances, whether intentional or otherwise, shall not be considered as a continuing waiver which would prevent subsequent enforcement of such rights or of any other rights.

            Section 12.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if hand-delivered, delivered by facsimile with telephone confirmation of receipt or sent by recognized overnight delivery service, return receipt requested, to the following Parties at the following addresses or to such other Parties and at such other addresses as shall be specified by like notice:

            (a)   if to Buyer:

                  Geneva Capital Partners LLC
                  14805 Village Gate Drive
                  Silver Spring, Maryland 20906
                  Attn: Eric M. Westbury
                  Facsimile: (202) 318-0446

                  with a copy to:

                  Baker Botts L.L.P.
                  The Warner
                  1299 Pennsylvania Avenue, N.W.
                  Washington, D.C. 20004
                  Attn: Nik Patel, Esq.
                  Facsimile: (202) 639-7890

            (b)   if to the Trustee:

                  Mark D. Taylor, Esq.
                  Arent Fox Kintner Plotkin & Kahn PLLC
                  1050 Connecticut Avenue, N.W.
                  Washington, D.C. 20036
                  Facsimile: (202) 857-6395


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

                  with copies to:

                  1st Atlantic Guaranty Corporation
                  5101 River Road, Suite 101
                  Bethesda, Maryland 20816
                  Attn: Trey Stafford
                  Vice President and Treasurer
                  Facsimile: (301) 656-8075

                  Foley & Lardner
                  Washington Harbor
                  3000 K Street, N.W., Suite 500
                  Washington, D.C. 20007
                  Attn: Richard Choi, Esq.
                  Facsimile: (202) 672-5399

All such notices shall be deemed to have been given and received on the second Business Day after sending by recognized overnight delivery service.

            Section 12.3 Entire Agreement. This Agreement and those documents expressly referred to herein and therein constitute the entire agreement and understanding among the Parties and supersede all other prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof.

            Section 12.4 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the Parties shall be construed and enforced accordingly.

            Section 12.5 Assignment; No Third Party Benefit. This Agreement may not be assigned by any Party without the prior written consent of the other Party; provided, however, that Buyer shall have the right to assign its rights under this Agreement to any subsidiary of Buyer without any other Party's consent. This Agreement shall not run to the benefit of or be enforceable by any Person other than a Party to this Agreement and, subject to the first sentence of this Section 12.5, its successors and assigns. Except as expressly provided herein, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties, and their respective successors and permitted assigns, any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

            Section 12.6 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.


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

            Section 12.7 Choice of Law. The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any laws thereof which would direct application of law of another jurisdiction.

            Section 12.8 Expenses. Each of the Parties hereto shall pay, without the right of reimbursement from the other, its respective expenses in connection with the transactions contemplated by this Agreement.

            Section 12.9 Counterparts. This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, with the same effect as if all Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            Section 12.10 Gender, Number, "including." When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural. The terms "including" as used in this Agreement is used to list items by way of example and shall be deemed to mean "including, but not limited to" wherever used.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.


                                                GENEVA CAPITAL PARTNERS LLC

                                                By: /s/ Eric M. Westbury
                                                    ----------------------------
                                                    Eric M. Westbury
                                                    Manager


                                                    TRUSTEE

                                                By: /s/ Mark D. Taylor
                                                    ----------------------------
                                                    Mark D. Taylor,
                                                    Trustee as representative of
                                                    the John J. Lawbaugh
                                                    Bankruptcy Estate


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                                    EXHIBIT A


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